Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

R. R. Donnelley & Sons Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Client Letter

Today begins an exciting new chapter for RRD.

Earlier this morning, we announced that we have entered into an agreement to be acquired by affiliates of Atlas Holdings LLC, which operates a diversified group of more than 20 manufacturing and distribution businesses across a variety of industrial sectors. You can read our press release here [https://investor.rrd.com/news/news-details/2021/RRD-to-be-Acquired-by-Atlas-for-8.52-Per-Share-in-Cash/default.aspx]. We are confident that this transaction will better position RRD to drive long-term success for all of our stakeholders, especially our valued clients.

Although this means RRD will become a private company when we close the transaction, it does not change our commitment to you. Atlas has a strong track record of partnering with their companies, across multiple sectors, to foster growth and sustained market leadership. They are also not just an investment firm; they bring decades of experience in – and a deep understanding of – our particular business. Atlas currently operates businesses in many industrial sectors relevant to our core offerings.

As a private company with Atlas’ support, we will have the flexibility to continue investing in our growth strategies to develop new and differentiated capabilities, deliver more for our clients and build our position as a leading marketing and business communications company.

Keep in mind that this announcement represents just the first step in completing this transaction. We expect the transaction will close in the first half of 2022, subject to customary closing conditions, including approval by RRD stockholders and receipt of regulatory approvals. Until then, we will remain an independent, publicly traded company. We will continue to operate as usual and work with you as we always have. We are committed to making this process seamless for you, and following the close of the transaction, we do not expect changes in how we support you.

We will keep you informed as we progress toward closing the transaction. In the meantime, if you have questions, please do not hesitate to reach out to me.

As always, thank you for your continued support. We look forward to the opportunities to build on our relationship in RRD’s next chapter.

Sincerely,

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of R. R. Donnelley & Sons Company (“RRD”) by affiliates of Atlas Holdings LLC (the

“Transaction”). These forward-looking statements are based on RRD’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by RRD, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm RRD’s business, including current plans and operations; (v) the ability of RRD to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting RRD’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which RRD operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect RRD’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact RRD’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Atlas Holdings LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring RRD to pay a termination fee; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities or the COVID-19 pandemic, as well as RRD’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to RRD’s business, including those detailed under the heading “Risk Factors” and elsewhere in RRD’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement to be filed by RRD with the SEC in connection with the Transaction (the “Proxy Statement”) and available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on RRD’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and RRD does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, RRD intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive version of the Proxy Statement (if and when available) will be mailed to RRD stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the Proxy Statement or any other document that RRD may file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain, free of charge, copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by RRD through the website maintained by the SEC at www.sec.gov, the Investor Relations portion of RRD’s website at investor.rrd.com or by contacting the RRD investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

RRD and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from RRD stockholders in connection with the Transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in RRD’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 13, 2021 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on RRD’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.